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                            SUPPLEMENT TO PROSPECTUS
              FOR THE MANUFACTURERS LIFE INSURANCE COMPANY (U.S.A.)
                               SEPARATE ACCOUNT H
                    DATED MAY 1, 2003, AS AMENDED MAY 5, 2003


The section "DESCRIPTION OF THE CONTRACT - Death Benefit During Accumulation Period" is amended to add the following disclosure:

     For contracts issued on or after January 1, 2003, the amount deducted in connection with partial withdrawals will be on a pro rata basis and will be equal to (i) times (ii) where:

      (i) is equal to the Death Benefit prior to the withdrawal and

     (ii) is equal to the partial withdrawal amount divided by the contract value prior to the partial withdrawal.

     For contracts issued prior to January 1, 2003, the amount deducted in connection with partial withdrawals will be the dollar amount of the partial withdrawal.


                         SUPPLEMENT DATED JULY 14, 2003









Venture Supp. 7/10/03
Wealthmark Supp 7/10/03